EXHIBIT 24

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, USW-C, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, an Amendment No. 1 to the U S WEST Registration Statement on Form S-8 (the "Registration Statement") for the registration of shares of Common Stock of the Company in connection with the U S WEST Communications Group 1997 Broad-Based Stock Option Plan, to be renamed the "U S WEST 1998 Broad-Based Stock Option Plan" (the "Plan"), on terms generally described in the Plan; and

     WHEREAS, each of the undersigned is an Officer or Director, or both, of the Company as indicated below each signature;

     NOW, THEREFORE, each of the undersigned constitutes and appoints THOMAS O. MCGIMPSEY and STEPHEN E. BRILZ, and each of them, as attorneys for him and in his name, place, and stead, and in his capacity as an Officer or Director of the Company, to execute and file such Registration Statement, and thereafter to execute and file any amended registration statement or statements or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 26th day of May, 1998.


                                       /s/ SOLOMON D. TRUJILLO
                                       ----------------------------------------
                                       Solomon D. Trujillo
                                       President and Chief Executive Officer
                                        and Director


                                       /s/ ALLAN R. SPIES
                                       ----------------------------------------
                                       Allan R. Spies
                                       Executive Vice President
                                        and Chief Financial Officer